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                                                                 EXHIBIT 10.3

                          STOCK REDEMPTION AGREEMENT

     This Stock Redemption Agreement, dated as of September ___, 1997 (this "AGREEMENT"), is entered into by and among Enterprise Partners III, L.P., a Delaware limited partnership ("EPIII"), Enterprise Partners III Associates, L.P., a Delaware limited partnership ("EPIIIA"), Enterprise Partners IV, L.P., a Delaware limited partnership ("EPIV"), Enterprise Partners IV Associates, L.P., a Delaware limited partnership ("EPIVA," and together with EPIII, EPIIIA and EPIV, the "EP ENTITIES"), and Enterprise Management Partners Corporation, a California corporation ("EMPC," and together with the EP Entities, the "STOCKHOLDERS"), and Doskocil Manufacturing Company, Inc., a Texas corporation ("DMC" or the "COMPANY").


                                   RECITALS
                                   --------

     WHEREAS, DMC and Dogloo, Inc., a California corporation ("DOGLOO"), contemplate entering into that certain merger agreement (the "MERGER AGREEMENT), to be dated as of the ______ day of September 1997;

     WHEREAS, pursuant to the Merger Agreement, and in accordance with the Texas Business Corporation Act (the "TBCA"), DMC and Dogloo will cause Dogloo to merge with and into DMC, with DMC as the surviving corporation, pursuant to Section
5.04 of the TBCA (the "MERGER");

     WHEREAS, EPIII currently owns 193,344 shares of DMC Common Stock and 51,558 shares of DMC Series A Preferred Stock; EPIIIA currently owns 16,811 shares of DMC Common Stock and 4,483 shares of DMC Series A Preferred Stock; EPIV currently owns 179,688 shares of DMC Common Stock and 47,917 shares of DMC Series A Preferred Stock; EPIVA currently owns 9,464 shares of DMC Common Stock and 2,524 shares of DMC Series A Preferred Stock; EMPC currently owns 598,959 shares of DMC Common Stock and 1,424,192 shares of DMC Series A Preferred Stock (collectively, the "DMC SHARES");

     WHEREAS, EPIII and EPIIIA currently own 1,846,440 and 160,560 shares (the "DOGLOO SERIES B SHARES"), respectively, of Dogloo Series B Preferred Stock, no par value ("DOGLOO SERIES B PREFERRED STOCK"), and each such share will, as part of the Merger, be converted into one share of DMC Series C Preferred Stock, no par value ("DMC SERIES C PREFERRED STOCK");

     WHEREAS, EMPC and the Company mutually desire that EMP grant to DMC the right to purchase the shares of DMC Common Stock and DMC Series A Preferred Stock held by EMPC;

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     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:


                                  ARTICLE I.
                            OPTION TO REDEEM SHARES

     1.1  OPTION TO REDEEM DMC STOCK HELD BY EMPC.  EMPC hereby grants to DMC
          ---------------------------------------
the right to purchase for a total price of $14.4 million (plus accrued but unpaid dividends on such shares of DMC Series A Preferred Stock as of the Closing Date), 598,959 shares of DMC Common Stock and 359,376 shares of DMC Series A Preferred Stock owned by EMPC. The Company agrees to pay the sum of $14.4 million (plus accrued but unpaid dividends on such shares of DMC Series A Preferred Stock as of the Closing Date) to EMPC by check or wire transfer on the date of redemption. The option granted hereby may be exercised in whole or from time to time in part on or before October 31, 1997 by delivering, personally, by U.S. certified or registered mail, postage prepaid, return receipt requested or by facsimile transmission, to EMPC at 5000 Birch Street, Suite 6200, Newport Beach, California 92660 a notice of exercise of the option which notice shall specify a closing date and the shares being purchased. On the closing date, EMPC agrees to (i) deliver to the Company stock certificates representing 598,959 shares of DMC Common Stock and 359,376 shares of Series A Preferred Stock, which certificates shall be either duly endorsed in blank or accompanied by stock powers duly executed in the blank, on the date of redemption or (ii) in the event the certificates are lost, the provisions of Section 2.1 shall apply.

     1.2  OPTION TO REDEEM DMC SHARES HELD BY EPIII, EPIIIA, EPIV AND EPIVA.
          -----------------------------------------------------------------
The EP Entities hereby grant to the Company the right to purchase for a total price of $3.6 million (no dividends will be paid to the EP Entities on their respective shares of DMC Series A Preferred Stock being redeemed), (i) 64,448 shares of Common Stock and 51,558 shares of Series A Preferred Stock held by EPIII, (ii) 5,604 shares of Common Stock and 4,483 shares of Series A Preferred Stock held by EPIIIA, (iii) 63,050 shares of Common Stock and 47,917 shares of Series A Preferred Stock held by EPIV, and (iv) 2,524 shares of Series A Preferred Stock held by EPIVA. The Company agrees to pay the sums of $1,743,120 to EPIII, $151,560 to EPIIIA, $1,667,400 to EPIV and $37,920 to EPIVA, all of which will be paid by check or wire transfer on the date of redemption. The option granted hereby may be exercised in whole or from time to time in part on or before October 31, 1997 by delivering, personally, by U.S. certified or registered mail, postage prepaid, return receipt requested or by facsimile transmission, to the EP Entities at 5000 Birch Street, Suite 6200, Newport Beach, California 92660 a notice of exercise of the option which notice shall specify a closing date and the shares being purchased. On the closing date, the EP Entities agree, severally but not jointly, to (i) deliver stock certificates to

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the Company representing the number of shares of DMC Common Stock and DMC Series
A Preferred Stock enumerated in this Section 1.2 and held by each of EPIII, EPIIIA, EPIV, and EPIVA, respectively, which certificates shall be either duly endorsed in blank or accompanied by stock powers duly executed in the blank or
(ii) in the event the certificates are lost, the provisions of Section 2.1 shall apply. As an inducement to cause DMC to effect the redemptions contemplated by this Section 1.2 hereof, the EP Entities agree, in the event the option contained in this Section 1.2 is exercised, to waive their respective rights to accrued but unpaid dividends on such shares of DMC Series A Preferred Stock that are redeemed pursuant to this Section 1.2.

     EPIII and EPIIIA hereby grant to the Company the right to purchase 495,358 shares and 43,075 shares of DMC Series C Preferred Stock owned by EPIII and EPIIIA, respectively, immediately following the Merger for a price per share of $1.00 plus any unpaid accrued dividends thereon. The Company agrees to pay the redemption price by check or wire transfer on the date of redemption. The option granted hereby may be exercised in whole or from time to time in part on or before October 31, 1997 by delivering, personally, by U.S. certified or registered mail, postage prepaid, return receipt requested or by facsimile transmission, to EPIII and EPIIIA at 5000 Birch Street, Suite 6200, Newport Beach, California 92660 a notice of exercise of the option, which notice shall specify a closing date and the shares being purchased. On the closing date, EPIII and EPIIIA agree to (i) deliver to the Company stock certificates representing the shares of DMC Series C Preferred Stock being purchased, which certificates shall be either duly endorsed in blank or accompanied by stock powers duly executed in blank, on the date of redemption or (ii) in the event the certificates are lost, the provisions of Section 2.1 shall apply.


                                  ARTICLE II.
                          STOCKHOLDER REPRESENTATIONS

     In connection with the granting of the options provided for herein and in connection with the redemption of shares of DMC Common Stock, DMC Series A Preferred Stock and DMC Series C Preferred Stock, each Stockholder represents to Company as follows:

     2.1  OWNER OF RECORD.  The Stockholder is the beneficial and owner of
          ---------------
record of the DMC Shares and the Dogloo Series B Shares and holds the DMC Shares and the Dogloo Series B Shares free and clear of any liens or encumbrances and, after the Merger, will be the beneficial and owner of record of the DMC Shares and shares of DMC Series C Preferred Stock. Each Stockholder has made or caused to be made a search for the certificate representing their shares of Series A Preferred Stock and has been unable to locate the certificate. Each Stockholder represents that (i) as

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of the date hereof, neither the lost certificate nor the rights of Stockholder to the lost certificate have, in whole or in part, been cashed, negotiated, sold, assigned, transferred, hypothecated, pledged, deposited under any agreement or otherwise disposed of or encumbered and (ii) and, to such Stockholder's knowledge, no claim of right, title or interest adverse to Stockholder in or to the lost certificate has been made or advanced by any person. Each Stockholder agrees to surrender the lost certificate if comes into their possession and hereby agrees to indemnify and save harmless the Company for any an all claims, actions and suits and from any liabilities, losses, damages, costs and charges of any kind from the making of any payment, credit, conversion, exchange, distribution or delivery in respect of their lost certificate.

     2.2  NO CONFLICTS.  To the best of each Stockholder's knowledge, no other
          ------------
person or entity has any rights to purchase the Shares being redeemed by the Company pursuant to this Agreement, and the redemption contemplated hereby will not conflict with or result in a breach of, or constitute a default (with or without due notice or lapse of time or both) of any note, pledge, bond, mortgage, indenture or deed of trust, or any license, lease or agreement to which Stockholder is a party.


                                 ARTICLE III.
                            COMPANY REPRESENTATIONS

     In connection with the redemption of the shares of DMC Common Stock, DMC Series A Preferred Stock and DMC Series C Preferred Stock, the Company represents to the Stockholders that it is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, that it has full corporate power and authority to execute and deliver this Agreement and to perform its obligations under and to consummate the transactions contemplated by this Agreement, and that all corporate action of the Company necessary for such execution, delivery and performance has been or will be duly and validly taken and remains or will remain in full force and effect.


                                  ARTICLE IV.
                                 MISCELLANEOUS

     5.1  GOVERNING LAW.  This Agreement and all acts and transactions pursuant
          -------------
hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Texas, without regard to conflicts of laws principles.

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     5.2  ENTIRE AGREEMENT; AMENDMENTS; ENFORCEMENT OF RIGHTS.  This Agreement
          ---------------------------------------------------
sets forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

     5.3  SEVERABILITY.  If one or more provisions of this Agreement are held to
          ------------
be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

     5.3  HEADINGS.  The headings used in this Agreement are used for
          --------
convenience only and are not to be considered in construing or interpreting this Agreement.

     5.4  COUNTERPARTS. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

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     IN WITNESS WHEREOF, the Company and the Stockholders have caused this
Agreement to be duly executed and delivered as of the date first written above.

                              THE STOCKHOLDERS:
                              ----------------

                              ENTERPRISE PARTNERS III, L.P.

                              By:   Enterprise Management Partners III, L.P.
                              Its:  General Partner


                                    By: /s/ CHARLES D. MARTIN
                                       ----------------------------------
                                         Charles D. Martin
                                    Its: General Partner


                              ENTERPRISE PARTNERS III ASSOCIATES, L.P.

                              By:   Enterprise Management Partners III, L.P.
                              Its:  General Partner


                                    By: /s/ CHARLES D. MARTIN
                                       ----------------------------------
                                         Charles D. Martin
                                    Its: General Partner


                              ENTERPRISE PARTNERS IV, L.P.

                              By:   Enterprise Management Partners IV, L.P.
                              Its:  General Partner


                                    By: /s/ CHARLES D. MARTIN
                                       ----------------------------------
                                         Charles D. Martin
                                    Its: General Partner

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                              ENTERPRISE PARTNERS IV ASSOCIATES, L.P.

                              By:   Enterprise Management Partners IV, L.P.
                              Its:  General Partner


                                    By:
                                        /s/ CHARLES D. MARTIN
                                       -----------------------------------------
                                         Charles D. Martin
                                    Its: General Partner


                              ENTERPRISE MANAGEMENT PARTNERS CORPORATION


                              By:
                                  /s/ CHARLES D. MARTIN
                                 -----------------------------------------------
                                   Charles D. Martin
                              Its: President


                              THE COMPANY:
                              -----------

                              DOSKOCIL MANUFACTURING COMPANY, INC.,
                              a Texas corporation


                              By:
                                  /s/ LARRY E. REMBOLD
                                 -----------------------------------------------
                              Name:  Larry E. Rembold
                              Title: President


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